                                                                   EXHIBIT 10.17

                     FIRST AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


        THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 12, 2001 by and among PENFORD CORPORATION, a Washington corporation, PENFORD PRODUCTS CO., a Delaware corporation, and each of the Lenders.

                                    RECITALS

        The parties hereto are parties to that certain Amended and Restated Credit Agreement dated as of November 15, 2000 (the "Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Agreement. The parties desire to amend the Agreement to provide for a waiver of certain defaults and to adjust certain financial covenants and the Pricing Schedule.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Lenders hereby agree as follows:

        1. SECTIONS 10.1, 10.2 AND 10.4. Sections 10.1, 10.2 and 10.4 are
amended in their entirety to read as follows:

        10.1 LEVERAGE RATIO

                As of the end of each fiscal quarter, Parent shall maintain a Leverage Ratio not greater than: (i) 3.75:1 as of the end of the fiscal quarter ending on May 31, 2001; (ii) 3.50:1 as of the end of the fiscal quarter ending on August 31, 2001; (iii) 3.25:1 as of the end of the fiscal quarter ending on November 30, 2001; (iv) 3.00:1 as of the end of the fiscal quarter ending on February 28, 2002; (v) 2.75:1 as of the end of the fiscal quarter ending on May 31, 2002; (vi) 2.50:1 as of the end of the fiscal quarters ending after May 31, 2002 and before June 1, 2003; and (vii) 2.00:1 as of the end of each fiscal quarter ending after May 31, 2003.

        10.2 INTEREST COVERAGE RATIO

                As of the end of each fiscal quarter, Parent shall maintain an Interest Coverage Ratio not less than: (i) 2.00:1 as of the end of the fiscal quarters ending on May 31, 2001 and August 31, 2001; (ii) 2.25:1 as of the end of the fiscal quarter ending on November 30, 2001; (iii) 2.50:1 as of the end of the fiscal quarters ending on February 28, 2002 and May 31, 2002; (iv) 2.75:1 as of the end of the fiscal quarter ending on August 31, 2002; and (v) 3.00:1 as of the end of each fiscal quarter ending after August 31, 2002.



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        10.4 TANGIBLE NET WORTH

                Parent will not permit its Tangible Net Worth as of the end of any fiscal quarter to be less than the total of (i) $43,950,000, plus
        (ii) 50% of the sum of Parent's consolidated net income for each fiscal quarter since the Closing Date (exclusive of any fiscal quarter in which Parent's consolidated net income is less than zero), plus (iii) an amount equal to the proceeds of any Stock or Stock Equivalent issued by Parent or any Subsidiary after the Closing Date.

        2. SCHEDULE III. Schedule III is amended in its entirety to read as
Schedule III attached hereto.

        3. FEE. As consideration for Lenders entering into this First Amendment, Borrowers shall pay to Administrative Lender, for the ratable benefit of Lenders, an amendment fee of $257,375.00 upon the execution of this First Amendment.

        4. EFFECTIVE DATE. This First Amendment shall be effective upon the execution by the parties and payment by Borrowers of the amendment fee.

        5. RATIFICATION. Except as otherwise provided in this First Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

        6. ONE AGREEMENT. The Agreement, as modified by the provisions of this First Amendment, shall be construed as one agreement.

        7. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

        8. STATUTORY NOTICE.

        UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.



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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.


PENFORD CORPORATION                         PENFORD PRODUCTS CO.


By:  /s/ Susan M. Iverson                   By:  /s/ Susan M. Iverson
   ---------------------------------           ---------------------------------
Title:  Corporate Secretary                 Title:  Corporate Secretary
   ---------------------------------           ---------------------------------


THE BANK OF NOVA SCOTIA                     U.S. BANK NATIONAL ASSOCIATION


By:  /s/ Patrik Norris                      By:  /s/ James H. Lawrence
   ---------------------------------           ---------------------------------
Title:  Director                            Title:  Senior Vice President
   ---------------------------------           ---------------------------------


                                            KEYBANK NATIONAL ASSOCIATION


                                            By:  /s/ Cheryl L. Ebner
                                               ---------------------------------
                                            Title:  Senior Vice President
                                               ---------------------------------


                                 CONSENT OF ANZ

        Australian and New Zealand Banking Group Limited hereby consents to the foregoing First Amendment to Amended and Restated Credit Agreement.

        Dated: April 12, 2001.

                                           AUSTRALIAN AND NEW ZEALAND BANKING
                                           GROUP LIMITED


                                           By:  /s/ Michael Stapleton
                                               ---------------------------------
                                           Title: Analyst, Credit Products Group
                                                  ------------------------------
                                                  1,20 Martin Place, Sydney

                                  SCHEDULE III

                                PRICING SCHEDULE

                         Level I        Level II       Level III        Level IV         Level V
                         -------        --------       ---------        --------         -------
Base Rate Margin           50bps           75bps          100bps          125bps          150bps
LIBOR Margin              175bps          200bps          225bps          250bps          275bps
Commitment Fee             30bps           35bps           40bps           45bps           50bps

        For purposes of this Pricing Schedule, the following terms have the following meanings:

        "LEVEL I" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is less than or equal to 2:1.

        "LEVEL II" applies on any day after the Reporting Date if, on such day, the applicable Leverage Ratio is greater than 2:1 and less than or equal to 2.5:1.

        "LEVEL III" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 2.5:1 and less than or equal to 3.0:1.

        "LEVEL IV" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 3.0:1 and less than or equal to 3.5:1.

        "LEVEL V" applies until the Reporting Date and on any day thereafter if, on such day, the applicable Leverage Ratio is greater than 3.5:1.

        "REPORTING DATE" means the first Business Day after the receipt by Administrative Lender of the certificate required by Section 8.3(iii) for Parent's fiscal quarter ending May 31, 2001.

        For purposes of this Pricing Schedule, the Leverage Ratio shall be calculated once every fiscal quarter based on the financial information most recently reported pursuant to Section 8.3 of the Agreement; provided, however, that the Leverage Ratio shall not be computed on the financial information most recently reported pursuant to Section 8.3 until the later of the fifth day of the month after receipt of such information or five Business Days after the receipt thereof and if the most recent report required pursuant to Section 8.3 has not been delivered, or if Administrative Lender reasonably objects to the accuracy of such report within five Business Days after the receipt thereof, the next higher Level from the Level then in effect shall apply until such time as the delinquent report is delivered or Administrative Lender's objections are resolved to Administrative Lender's reasonable satisfaction.